CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (this "Agreement") is made as of the 13th day of December, 2005 (the "Effective Date"), by and between Anschutz Entertainment Group, Inc., a Colorado corporation ("AEG"), AVP Pro Beach Volleyball Tour, Inc. (f/k/a/ Association of Volleyball Professionals, Inc.), a Delaware corporation ("Tour"), and AVP, Inc. (f/k/a Othnet, Inc.), a Delaware corporation ("AVP").

WHEREAS, AEG and Tour entered into a term sheet dated July 18, 2002 (the "Term Sheet") pursuant to which (i) Tour agreed to create, promote and conduct an international beach volleyball tournament for men and women to be held at The Home Depot National Training Center (as more fully described in the Term Sheet, the "Event"), (ii) AEG loaned Tour $1,000,000 (the "Loan") pursuant to a Credit and Security Agreement dated as of August 1, 2002 (the "Credit Agreement") and related Promissory Note dated August 1, 2002 (the "Note") and (iii) Tour granted AEG an option to acquire equity in Tour pursuant to an Option Agreement dated April 21, 2003 (the "Option Agreement," and collectively with the Credit Agreement and the Note, the "Loan Agreements").

WHEREAS, as of the date hereof, the agreed amount of Tour's total obligation under the Loan is $1,095,833 (the "Loan Obligation Amount") comprised of $1,000,000 in principal and $95,833 in accrued interest.

WHEREAS, on February 28, 2005, Othnet, Inc. (a publicly traded company) and Tour consummated a merger whereby Tour became a wholly-owned subsidiary of Othnet, Inc. and Othnet, Inc. changed its name to AVP, Inc.

WHEREAS, AVP and Tour have requested, and AEG has agreed, that AEG shall, on the terms and conditions set forth herein, convert the Loan Obligation Amount into shares of common stock of AVP, par value of $.001 (the "Common Stock"), at the conversion rate set forth in the Option Agreement (the "Conversion Rate").

WHEREAS, AEG, Tour and the Los Angeles Sports Council ("LASC") are parties to a Venue Agreement, dated September 17, 2003, for the production of the Event. With respect to the 2004 Event, LASC failed to pay its obligation of $185,000 which obligation was paid by AEG. AVP has agreed to reimburse AEG $92,500 (e.g. 50%) of such amount (the "Reimbursement Amount") in the form of Common Stock at the Conversion Rate.

WHEREAS, the aggregate dollar amount to be converted to Common Stock hereunder is $1,183,333 which is comprised of the Loan Obligation Amount and the Reimbursement Amount (collectively, the "Conversion Amount").

WHEREAS, AVP has registered 114,259,909 shares of Common Stock with the United States Securities and Exchange Commission pursuant to a Form SB-2 registration statement which registration statement became effective on [, 2005] (as amended, the "Registration Statement").

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Conversion. The Conversion Amount is hereby converted into 11,292,614 shares of Common Stock (the "Shares"). Upon such conversion, Tour shall have satisfied in full its obligations under the terms and conditions of the Loan Agreements and such agreements shall be terminated upon AVP's and Tours satisfaction of their obligations hereunder; provided, however, nothing contained herein shall relieve AEG or Tour of any rights or obligations set forth in the Loan Agreements that survive the termination thereof.

2. Conversion Deliverables. Concurrently with the execution hereof:

a. AEG shall:

(i) deliver to Tour the Note duly cancelled by AEG;

(ii) deliver to Tour an executed Termination of Security Agreement, the form of which is attached hereto as Exhibit A (the "Termination Agreement"), to be filed with the United States Patent and Trademark Office within two business days after the Effective Date terminating the Trademark Security Agreement dated August 1, 2002 between AEG and Tour;

(iii) file with the California Secretary of State a termination of the financing statement dated August 8, 2002 pursuant to which AEG is the secured party and Tour is the debtor; and

(iv) file with the Delaware Secretary of State a termination of the financing statement dated August 8, 2002 pursuant to which AEG is the secured party and Tour is the debtor.

b. Tour and/or AVP shall deliver to AEG:

(i) a stock certificate issued by AVP representing the Shares; and

(ii) an executed copy of the Termination Agreement.

3. **Representations, Warranties and Covenants of AVP and Tour.** Each of AVP and Tour hereby represent and warrant to AEG as follows:

a. Organization. Each of AVP and Tour is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as presently conducted and to execute, deliver, and perform its obligations under this Agreement. AVP and Tour are qualified to do business in California.

b. Authorization. Each of AVP and Tour has taken all necessary action to authorize its execution, delivery and performance of this Agreement. Upon the Effective Date, this Agreement shall constitute a legal, valid, and binding obligation of AVP and Tour, enforceable against it in accordance with its terms.

c. Shares. Upon issuance, the Shares will be validly issued and outstanding, fully paid and non-assessable, and owned beneficially and of record by AEG, free and clear of all Liens.

d. No Conflicts. The execution, delivery and performance of this Agreement by AVP and Tour does not and will not conflict with, or constitute a violation or a breach of, or constitute a default under (i) the charter or incorporation documents (including certificates of designation with respect to preferred stock) of AVP or Tour (ii) any applicable law, rule or regulation binding upon or applicable to AVP or Tour, or (iii) any material agreements to which AVP or Tour is a party.

e. No Litigation. There is no existing or, to AVP's or Tour's knowledge, pending or threatened litigation, suit, action or proceeding before any court or administrative agency affecting AVP or Tour that would, if adversely determined, adversely affect AVP's or Tour's ability to perform its obligations under this Agreement.

f. Issuer Representation. The Shares have been issued and delivered in accordance with the Securities Act of 1933, as amended, or the securities or "blue sky" laws of any state, in reliance upon specific exemptions therefrom and that as of the date hereof, AVP will have taken all steps necessary and made all filings as may required to satisfy the foregoing representation.

g. Share Registration; No Lock-up. AVP and Tour represent, warrant and covenant to AEG that (i) the Shares have been registered pursuant to the Registration Statement, (ii) the Registration Statement is currently effective, (iii) AVP will take all actions as are necessary to keep the Registration Statement effective until the date on which all the Shares held by AEG may be sold without any restrictions under Rule 144, as promulgated pursuant to the Securities Act of 1933, as amended, during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144, and (iv) AEG shall not be required to enter into a lock-up agreement or similar type agreement in connection with the Shares.

h. Additional Representations. AVP and Tour represent, warrant and covenant to AEG that, except with respect to holders of Series B Convertible Preferred Stock of AVP, no current holder of AVP securities (including, without limitation, common stock or preferred stock) (i) has, or will be granted, any right to require AVP to repurchase or redeem any of such equity holder's AVP securities, or (ii) has, or will be granted, any preference more favorable than AEG in terms of voting, dividends, or liquidation, in respect of any such AVP securities.

4. **Representations and Warranties of AEG.** AEG hereby represents and warrants to AVP and Tour as follows:

a. Organization. AEG is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, with full power and authority to conduct its business as presently conducted and to execute, deliver, and perform its obligations under this Agreement. AEG is qualified to do business in California.

b. Authorization. AEG has taken all necessary action to authorize its execution, delivery and, subject to any conditions set forth in this Agreement, performance of this Agreement. Upon the Effective Date, this Agreement shall constitute a legal, valid, and binding obligation of AEG, enforceable against it in accordance with its terms.

5. **Additional Agreements.**

a. Event. AVP, Tour and AEG hereby acknowledge and agree to cooperate in good faith to identify an event that will be a substitute for the Event ("Substitute Event") which Substitute Event shall be mutually agreeable to AVP, Tour and AEG. AVP and Tour further acknowledge and agree that if a Substitute Event cannot be identified, and absent a negotiated settlement between AVP, Tour and AEG with respect thereto, AVP and Tour shall continue to create, promote and conduct the Event as set forth in the Term Sheet.

b. Put Rights. AVP acknowledges and agrees that if either NBC Sports Ventures, Inc. ("NBC") or National Sports Partners ("Fox") reacquire their put rights as set forth in their letter agreements with AVP and Tour dated February 22, 2005 and February 17, 2005, respectively, then AEG shall also have put rights on a pari passu basis with NBC and Fox.

6. **Miscellaneous.**

a. Survival. The representations, warranties, covenants and agreements contained herein shall survive the consummation of the transactions contemplated herein.

b. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

c. Further Assurances. Without limiting anything to the contrary in this Agreement, each of AEG, AVP and Tour shall cooperate and use its respective reasonable best efforts (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purposes of carrying out the intent of this Agreement and the documents referred to in this Agreement, including, without limitation, taking, or causing to be taken, all appropriate action and making, or causing to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

d. Parties in Interest. This Agreement is binding upon and is solely for the benefit of the parties hereto.

e. Assignment. This Agreement shall not be assigned or conveyed by any party hereto without the prior written consent of the non-assigning parties, which consent shall not be unreasonably withheld.

f. Amendments. This Agreement shall not be amended or modified in any way without the prior written consent of all parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

g. Expenses. The parties shall bear their own respective expenses incurred in connection with this Agreement and consummation of the transactions contemplated hereby.

h. Waivers. No delay on the part of any party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy by any party shall preclude any other for further exercise thereof, or exercise of any other right or remedy.

i. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of Colorado applicable to contracts made and to be performed in such State, except to the extent certain matters may be preempted by federal law.

j. Counterparts. This Agreement may be executed in several counterparts, which shall be an original or facsimile therof, but all of which shall constitute one and the same agreement.

k. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.

l. Time of the Essence. The parties agree that time shall be of the essence in the performance of all obligations hereunder.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AVP, INC., a Delaware corporation

By:____________________
Name:__________________
Title:___________________

AVP PRO BEACH VOLLEYBALL TOUR, INC., a Delaware corporation

By:____________________
Name:__________________
Title:___________________

ANSCHUTZ ENTERTAINMENT GROUP, INC., a Colorado corporation

By: [signature]
Name: Ted Fikre
Title: EVP & General Counsel

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EXHIBIT A

Form of Termination of Security Agreement